ADVANCED SERIES TRUST

AST International Value Portfolio

Supplement dated October 1, 2014 to the
Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST International Value Portfolio (the Portfolio) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

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Effective immediately, Greg Sleight and Guy Lakonishok, CFA, each a current portfolio manager of LSV Asset Management (LSV), join Josef Lakonishok, Menno Vermuelen, CFA and Puneet Mansharamani, CFA as the portfolio managers of LSV responsible for the day to day management of a portion of the Portfolio.

To reflect this change, the Portfolio’s Summary Prospectus is revised as follows:

        I.            The following information is hereby added to the table disclosing the portfolio managers of LSV disclosed in the section of the Prospectus entitled “Summary: AST International Value Portfolio-Management of the Portfolio”:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Greg Sleight	Partner & Portfolio Manager	July 2014
AST Investment Services, Inc.		Guy Lakonishok, CFA	Partner & Portfolio Manager	July 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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